Exhibit 99.1

Authentic Equity Acquisition Corp. Announces the Separate Trading of its Shares of Class

A Ordinary Shares and Warrants Commencing March 8, 2021

Rye, N.Y., March 5, 2021 — Authentic Equity Acquisition Corp. (Nasdaq: AEACU) (the “Company”) announced that, commencing March 8, 2021, holders of the units sold in the Company’s initial public offering of 23,000,000 units, completed on January 20, 2021, may elect to separately trade the Class A ordinary shares and warrants included in the units. Those units that are not separated at the election of the holder will continue to trade on the Nasdaq Capital Market (“Nasdaq”) under the symbol “AEACU,” and the Class A ordinary shares and warrants that are separated will trade on the Nasdaq under the symbols “AEAC” and “AEACW,” respectively. Holders of the units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and warrants.

The units were initially offered by the Company in an underwritten offering. Jefferies LLC and BMO Capital Markets Corp. acted as the book running managers for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on January 14, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Authentic Equity Acquisition Corp.

The Company is a newly organized blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an acquisition opportunity in any business, industry, sector or geographical location, it intends to pursue investments in a broad range of consumer products and services sectors, including, but not limited to, packaged and frozen foods, beverages, beer, wine and spirits, snacks, household products, pet products, consumer and marketing services and personal care products, including health and beauty and over-the-counter products. The Company is led by Chairman and Chief Executive Officer David Hooper, President and Chief Operating Officer Thomas Flocco, and Chief Financial Officer Todd Khoury. The Company’s website is www.authenticequityacquisitioncorp.com.

Contact:

Todd Khoury

Chief Financial Officer

tkhoury@authenticequityllc.com

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. Copies are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.